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                                                                EXHIBIT 10.8



                                    [LETTERHEAD]



                                AMENDMENT AGREEMENT

                                 January 17, 1997


Lone Star Steel Company
5501 LBJ Freeway, Suite 1200
Dallas, TX 75380-3546

Gentlemen:

Reference is made to the Financing Agreement between us dated March 2, 1993, as amended, (herein the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

Pursuant to mutual understanding, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

1. Section 7, Paragraph 9 of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Fiscal Period" and "Net Worth" for all periods commencing on or after January 1, 1997 and inserting the following in lieu thereof:

     From 1/1/97 through and including
     12/31/97 and at all times thereafter             $100,000,000"


2. Section 7, Paragraph 11(a) of the Financing Agreement shall be and hereby is, amended by amending the dollar amount set forth therein to be "$6,000,000".

3. Section 7, Paragraph 11(b) of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Period" and "Amount" for all periods commencing on or after January 1, 1997 and adding the following:

     "1/1/97 through and including
     12/31/97                                         $ 35,000,000

     1/1/98 through and including
     12/31/98                                         $ 32,000,000


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     1/1/99 through and including
     12/31/99 and during each calendar
     year thereafter                                  $ 30,000,000"

4. Section 7, Paragraph 12 of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Fiscal Period" and "Working Capital" for all periods commencing on or after 1/1/97 and adding the following in lieu thereof:

    "From 1/1/97 and at all times thereafter          $ 5,000,000"

5. Section 7, Paragraph 15 of the Financing Agreement shall be, and hereby is, amended in its entirety to read as follows:

"15. The Company shall not permit earnings of the Company from operations (which shall exclude all other income and other expenses) before all (i) interest and tax obligations of the Company, (ii) depreciation and (iii) amortization, determined in accordance with GAAP and calculated on a cumulative basis for the period from the beginning of the fiscal year in which the calculation date occurs to such calculation date) to be less than the applicable amount specified below for such period:

Period Ending                              EBITDA
-------------                              -----------

Three (3) month ending 3/31/97             $ 5,000,000
Six (6) month ending 6/30/97               $10,000,000
Nine (9) month ending 9/30/97              $15,000,000
Twelve (12) month ending 12/31/97          $30,000,000
Three (3) month ending 3/31/98             $ 5,000,000
Six (6) month ending 6/30/98               $10,000,000
Nine (9) month ending 9/30/98              $15,000,000
Twelve (12) month ending 12/31/98          $30,000,000
Three (3) month ending 3/31/99 and 3/31
of each fiscal year thereafter             $ 5,000,000
Six (6) month ending 6/30/99 and 6/30
of each fiscal year thereafter             $10,000,000


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Period Ending                                EBITDA
-------------                                -----------

Nine (9) month ending 9/30/99 and 9/30
of each fiscal year thereafter               $15,000,000
Twelve (12) month 12/31/99 and 12/31 of
each fiscal year thereafter                  $30,000,000"

In consideration of the preparation of this agreement by our-in-house legal department you agree to pay to us a Documentation Fee of $390. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof.

Except as set forth above no other change in or waiver of the terms, provisions or conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning to us the enclosed copy of this letter. In addition, each of your subsidiaries who has executed a Subsidiary Guaranty and Security Agreement has signed below to confirm that such documents shall continue in full force and effect notwithstanding the foregoing amendments.

                                       Very truly yours,

                                       THE CIT GROUP/BUSINESS
                                       CREDIT, INC.



                                       By:    /s/ PAMELA WYNICK
                                              -------------------------
                                       Title: Assistant Secretary


Read and Agreed to:

LONE STAR STEEL COMPANY


By:  /s/ R.W. ARP
     ---------------------------
Title:  Executive Vice President


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Confirmed:

LONE STAR LOGISTICS, INC.
T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FORT COLLINS PIPE COMPANY
LONE STAR STEEL SALES COMPANY, Formerly known as
 TEXAS SPECIALTY FLAT-ROLLED, INC.
LONE STAR STEEL INTERNATIONAL, INC.


By: /s/ R.W. Arp
   ------------------------------
   Title: Director
   Of each of the above




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